Exhibit 10.1

Sixth Amendment to Credit Agreement

dated as of May 31, 2016

among

Memorial Resource Development Corp.,
as Borrower,

Bank of America, N.A.,
as Administrative Agent,

Citibank, N.A.,
as Syndication Agent,

JPMorgan Chase Bank, N.A., BMO Harris Bank, N.A., Comerica Bank, Credit Agricole Corporate and Investment Bank, Natixis, MUFG Union Bank, N.A., and Wells Fargo Bank, National Association,
as Co-Documentation Agents

and

the Lenders party hereto

Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Sole Lead Arranger and Sole Bookrunner

Sixth Amendment to Credit Agreement

This Sixth Amendment to Credit Agreement (this “Sixth Amendment”), dated as of May 31, 2016 (the “Sixth Amendment Effective Date”), is among Memorial Resource Development Corp., a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (together with the Borrower, collectively, the “Loan Parties”); each of the Lenders that is a signatory hereto; and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of June 18, 2014 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.The Borrower has advised the Administrative Agent and the Lenders that it has entered into that certain Purchase and Sale Agreement dated as of April 27, 2016 (the “Applicable PSA”) with Memorial Production Partners LP, a Delaware limited partnership (“MEMP”), and, for the limited purposes set forth therein, MEMP GP, Memorial Production Operating LLC, a Delaware limited liability company, Beta Operating Company, LLC, a Delaware limited liability company (“Beta Operating”), and MEMP Services LLC, a Delaware limited liability company (“Services”), pursuant to which the Borrower will sell to MEMP all of the limited liability company interests in each of MEMP GP, Beta Operating and Services, as more particularly described in the Applicable PSA.  The date on which such sale of such limited liability company interests is consummated is referred to herein as the “MEMP GP Sale Closing Date”.

C.The parties hereto desire to amend the Credit Agreement in certain respects including, without limitation, to accommodate the transactions contemplated by the Applicable PSA, in each case to be effective as of the Sixth Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Sixth Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby.  Unless otherwise indicated, all section references in this Sixth Amendment refer to the Credit Agreement.

Section 2.Amendments as of Sixth Amendment Effective Date.  In reliance on the representations, warranties, covenants and agreements contained in this Sixth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Sixth Amendment Effective Date in the manner provided in this Section 2.

2.1Additional Definitions.  Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in an EEA Member Country that is subject to the supervision of an EEA Resolution Authority; (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) above; or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in the foregoing clauses of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of an EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereof), as in effect from time to time.

“Sixth Amendment” means that certain Sixth Amendment to Credit Agreement dated as of the Sixth Amendment Effective Date, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Sixth Amendment Effective Date” means May 31, 2016.

“Write-Down and Conversion Powers” means the write-down and conversion powers of the applicable EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

2.2Amended Definitions.  The definitions of “Defaulting Lender” and “Loan Documents” contained in Section 1.02 of the Credit Agreement are hereby amended as follows:

(a)The definition of “Defaulting Lender” is hereby amended by restating so much of clause (d) thereof as precedes the proviso to read as follows: “has (or whose bank holding company or any Parent of whom has) been placed into receivership, conservatorship or bankruptcy or become the subject of a Bail-In Action”.

(b)The definition of “Loan Documents” is hereby amended by inserting “the Sixth Amendment,” immediately after the reference therein to “the Fifth Amendment,”.

2.3Amendment to Article VII of the Credit Agreement.  A new Section 7.25 is hereby added to Article VII of the Credit Agreement, which Section 7.25 shall read in full as follows:

Section 7.25No EEA Financial Institution.  No Loan Party is an EEA Financial Institution.

2.4Amendment to Section 9.12 of the Credit Agreement.  Section 9.12(e) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(e)(i) sales and other dispositions of Properties not regulated by Section 9.12(a) to (d) having a fair market value not to exceed $10,000,000 in the aggregate during any 12-month period and (ii) the sale by the Borrower of 100% of the limited liability company interests in MEMP GP, Beta Operating Company, LLC, and MEMP Services LLC to MEMP so long as, in the case of this clause (ii), (A) such sale is in accordance with the Applicable PSA (as defined in the Sixth Amendment) without any waivers or amendments thereto that are materially adverse to the interests of the Lenders, (B) such sale is consummated on or before July 15, 2016, and (C) at the time such sale is consummated, none of MEMP GP, Beta Operating Company, LLC or MEMP Services LLC own any Oil and Gas Properties or any other material properties or Equity Interests not owned by such Person as of the Sixth Amendment Effective Date.

2.5Amendment to Article XII of the Credit Agreement.  A new Section 12.18 is hereby added to Article XII of the Credit Agreement, which Section 12.18 shall read in full as follows:

Section 12.18Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties, each party hereto (including each Secured Party) acknowledges that any liability arising under a Loan Document of any Secured Party that is an EEA Financial Institution, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority, and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising under any Loan Documents which may be payable to it by any Secured Party hereto that is an EEA Financial Institution; and

(b)the effects of any Bail-In Action on any such liability, including:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Section 3.Amendments as of the MEMP GP Sale Closing Date.  In reliance on the representations, warranties, covenants and agreements contained in this Sixth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the MEMP GP Sale Closing Date (simultaneously with the consummation of the sale of the limited liability company interests in MEMP GP, Beta Operating and Services to occur on such date) in the manner provided in this Section 3.

3.1Amended Definitions.  The definitions of “Consolidated Restricted Subsidiaries”, “Consolidated Unrestricted Subsidiaries”, “Guarantors”, and “Unrestricted Subsidiary” contained in Section 1.02 of the Credit Agreement are hereby amended as follows:

(a)The definition of “Consolidated Restricted Subsidiaries” is hereby amended by deleting the reference therein to “(other than MEMP GP)”.

(b)The definition of “Consolidated Unrestricted Subsidiaries” is hereby amended by deleting the reference therein to “(a) MEMP GP or (b) MEMP and any other” and replacing it with “any”.

(c)The definition of “Guarantors” is hereby amended by deleting the reference therein to “other than MEMP GP”.

(d)The definition of “Unrestricted Subsidiary” is hereby amended by deleting the proviso therein which reads “provided that in no event shall MEMP GP be an Unrestricted Subsidiary”.

3.2Deletion of Definition.  The definition of “MEMP GP Debt” contained in Section 1.02 of the Credit Agreement is hereby deleted in its entirety.

3.3Amendment to Section 8.01 of the Credit Agreement.  Section 8.01 of the Credit Agreement is hereby amended by deleting clauses (a) and (b) thereof in their entirety and replacing them with following clauses (a) and (b) which shall read in full as follows:

(a)Annual Financial Statements.  As soon as available, but in any event in accordance with then applicable law and not later than 15 days after annual financial statements are required to be delivered to the SEC, the Borrower’s audited consolidated balance sheet and related statements of operations, shareholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by KPMG LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Restricted Subsidiaries on a consolidated (for fiscal years prior to 2016, combined with MEMP and consolidating (combined for the Borrower and the Guarantors)) basis in accordance with GAAP consistently applied; provided that the timely filing with the SEC of the Borrower’s annual report on Form 10-K will satisfy the reporting requirements of this Section 8.01(a) and (ii) unaudited segment balance sheets, audited segment statements of income and unaudited segment statements of cash flows as of the end of and for such year, which are derived from the consolidated (for fiscal years prior to 2016, combined with MEMP and consolidating (combined for the Borrower and the Guarantors)) financial statements of the Borrower.

(b)Quarterly Financial Statements.  For each of the first three fiscal quarters of the Borrower’s fiscal year, as soon as available, but in any event in accordance with then applicable law and not later than 15 days after quarterly financial statements are required to be delivered to the SEC, the Borrower’s (i) unaudited consolidated (for fiscal quarters ending on or before March 31, 2016, combined with MEMP and consolidating (combined for the Borrower and the Guarantors)) balance sheets and related statements of operations, shareholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Restricted Subsidiaries on a consolidated (for fiscal quarters ending on or before March 31, 2016, combined with MEMP and consolidating (combined for the Borrower and the Guarantors)) basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; provided that the timely filing with the SEC of the Borrower’s quarterly reports on Form 10-Q will satisfy the reporting requirements of this Section 8.01(b) and (ii) unaudited segment balance sheets, unaudited segment statements of income and unaudited segment statements of cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, which are derived from the consolidated (for fiscal quarters ending on or before March 31, 2016, combined with MEMP and consolidating (combined for the Borrower and the Guarantors)) financial statements of the Borrower.

3.4Amendment to Section 8.17 of the Credit Agreement.  Section 8.17(b) of the Credit Agreement is hereby amended by deleting the reference therein to “(other than MEMP GP solely with respect to MEMP GP Debt)”.

3.5Amendment to Section 9.02 of the Credit Agreement.  Section 9.02(f) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows: “[Reserved];”.

3.6Amendment to Section 9.05 of the Credit Agreement.  Section 9.05(i) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows: “[Reserved]; and”.

3.7Amendment to Section 9.24 of the Credit Agreement.  Section 9.24(b) of the Credit Agreement is hereby amended by deleting the reference therein to “other than MEMP GP”.

3.8Replacement of Schedule 7.14.  Schedule 7.14 to the Credit Agreement shall be replaced in its entirety with Schedule 7.14 attached hereto and Schedule 7.14 attached hereto shall be deemed to be attached as Schedule 7.14 to the Credit Agreement.

Section 4.Conditions Precedent to this Sixth Amendment.  The effectiveness of the amendments to the Credit Agreement contained in Section 2 and in Section 3 hereof is subject to the following:

4.1The Administrative Agent shall have received counterparts of this Sixth Amendment from the Loan Parties and the Majority Lenders.

4.2The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Sixth Amendment Effective Date.

4.3No Default, Event of Default, or Borrowing Base Deficiency shall exist immediately prior to or after giving effect to the amendments to the Credit Agreement contained in Section 2 hereof.

4.4The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

The Administrative Agent shall notify the Borrower and the Lenders of the effectiveness of this Sixth Amendment, and such notice shall be conclusive and binding.

Section 5.Representations and Warranties; Etc.  Each Loan Party hereby affirms: (a) that as of the date hereof, all of the representations and warranties contained in each Loan Document to which such Loan Party is a party are true and correct in all material respects as though made on and as of the date hereof (unless made as of a specific earlier date, in which case, was true as of such date and except to the extent that any such representation and warranty is qualified by materiality, in which case such representation and warranty shall continue to be true and correct in all respects), (b) no Defaults exist under the Loan Documents or will, after giving effect to this Sixth Amendment, exist under the Loan Documents and (c) no Material Adverse Effect has occurred.

Section 6.Miscellaneous.

6.1Confirmation and Effect.  The provisions of the Credit Agreement (as amended by this Sixth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Sixth Amendment.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

6.2Ratification and Affirmation of Loan Parties.  Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Sixth Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended hereby, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended hereby, (d) ratifies and affirms all Liens granted by it pursuant to the Loan Documents to secure the Indebtedness (except to the extent that such Liens have been released in accordance with the Loan Documents) and (e) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness, as amended hereby.

6.3Counterparts.  This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Sixth Amendment by facsimile or electronic (e.g., pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

6.4No Oral Agreement.  This written Sixth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no unwritten oral agreements between the parties.

6.5Governing Law.  This Sixth Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

6.6Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Sixth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

6.7Severability.  Any provision of this Sixth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.8Successors and Assigns.  This Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed effective as of the date first written above.

BORROWER:	MEMORIAL RESOURCE DEVELOPMENT CORP.,
a Delaware corporation

	By:	/s/ Andrew J. Cozby
	Name:	Andrew J. Cozby
	Title:	Senior Vice President and Chief Financial Officer

GUARANTORS:	MEMORIAL RESOURCE FINANCE CORP.

	By:	/s/ Andrew J. Cozby
	Name:	Andrew J. Cozby
	Title:	Senior Vice President and Chief Financial Officer

MRD Operating LLC
		By:	Memorial Resource Development Corp.,
its sole member
BETA OPERATING COMPANY, LLC
		By:	Memorial Resource Development Corp.,
its sole member
LINCOLN MINERALS LLC
		By:	Memorial Resource Development Corp.,
its sole member

		By:	/s/ Andrew J. Cozby
		Name:	Andrew J. Cozby
		Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Sixth Amendment to Credit Agreement

Memorial Resource Development Corp.]

ADMINISTRATIVE AGENT	BANK OF AMERICA, N.A., as Administrative Agent
AND LENDER:
	By:	/s/ Gerund N. Diamond
	Name:	Gerund N. Diamond
	Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Raza Jafferi
	Name:	Raza Jafferi
	Title:	Vice President

[Signature Page to Sixth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	BMO Harris Bank, N.A., as a Lender

By:
Name:
Title:

[Signature Page to Sixth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	Citibank, N.A., as a Lender

	By:	/s/ Saqeeb Ludhi
	Name:	Saqeeb Ludhi
	Title:	Vice President

[Signature Page to Sixth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	Comerica Bank, as a Lender

	By:	/s/ Jeff Treadway
	Name:	Jeff Treadway
	Title:	Senior Vice President

[Signature Page to Sixth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	Credit Agricole Corporate and Investment Bank, as a Lender

	By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Managing Director

	By:	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Managing Director

[Signature Page to Sixth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	JPMorgan Chase Bank, N.A., as a Lender

By:
Name:
Title:

[Signature Page to Sixth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	MUFG Union Bank, N.A., as a Lender

By:
Name:
Title:

[Signature Page to Sixth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	Natixis, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Sixth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	Wells Fargo Bank, National Association, as a Lender

	By:	/s/ Shiloh Davila
	Name:	Shiloh Davila
	Title:	Director

[Signature Page to Sixth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	Barclays Bank PLC, as a Lender

	By:	/s/ Vanessa Kurbatskiy
	Name:	Vanessa Kurbatskiy
	Title:	Vice President

[Signature Page to Sixth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	Commonwealth Bank of Australia, as a Lender

	By:	/s/ David Pichut
	Name:	David Pichut
	Title:	Senior Associate

[Signature Page to Sixth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	ING Capital LLC, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Sixth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	Royal Bank of Canada, as a Lender

	By:	/s/ Jay T. Sartain
	Name:	Jay T. Sartain
	Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	ABN AMRO CAPITAL USA LLC, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Sixth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	Associated Bank, N.A., as a Lender

By:
Name:
Title:

[Signature Page to Sixth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	The BANK OF NOVA SCOTIA, as a Lender

	By:	/s/ Alan Dawson
	Name:	Alan Dawson
	Title:	Director

[Signature Page to Sixth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	Capital One, National Association, as a Lender

	By:	/s/ Daryl Stafford
	Name:	Daryl Stafford
	Title:	Vice President

[Signature Page to Sixth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	Société Générale, as a Lender

	By:	/s/ Max Sonnonstine
	Name:	Max Sonnonstine
	Title:	Director

[Signature Page to Sixth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	Compass Bank, as a Lender

	By:	/s/ Kathleen J. Bowen
	Name:	Kathleen J. Bowen
	Title:	Managing Director

[Signature Page to Sixth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	SOVEREIGN Bank, as a Lender

	By:	/s/ Patrick L. Johnson
	Name:	Patrick L. Johnson
	Title:	Senior Vice President

[Signature Page to Sixth Amendment to Credit Agreement

Memorial Resource Development Corp.]